UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2016 (October 3, 2016)

MeetMe, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33105	86-0879433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Union Square Drive New Hope, Pennsylvania	18938
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 862-1162

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On October 4, 2016, MeetMe, Inc. (the “Company” or “MeetMe”) filed a Current Report on Form 8-K (the “Original Filing”) to report that MeetMe completed its previously announced acquisition of Skout, Inc. (“Skout”) on October 3, 2016, pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”) dated June 27, 2016 by and among the Company, MeetMe Sub I, Inc. (“Merger Sub I”), MeetMe Sub II, Inc. (“Merger Sub II”), Skout and Shareholder Representative Services LLC, solely in its capacity as the Shareholders’ Representative.

On October 3, 2016, pursuant to the terms of the Merger Agreement, Merger Sub I merged with and into Skout (the “First Merger”), with Skout surviving the First Merger as a wholly owned subsidiary of the Company. Following the First Merger, Skout merged with and into Merger Sub II, with Merger Sub II surviving as a wholly-owned subsidiary of the Company (the “Effective Time”).

At the Effective Time, all outstanding shares of Skout capital stock and options to purchase Skout capital stock (“Skout Options”) were cancelled, and all outstanding shares of Skout capital stock and all holders of vested Skout Options with an exercise price less than the per share merger consideration were exchanged for an aggregate of $30.1 million in cash and 5,222,017 shares of Company common stock. A portion of the aggregate cash consideration and shares of Company common stock is being held in escrow to secure the indemnification obligations of Skout security holders.

This amendment to the Original Filing is being filed for the purpose of satisfying the Company’s undertaking to file the financial statements and pro forma financial statements required by Item 9.01 of Form 8-K, and this amendment should be read in conjunction with the Original Filing. Except as set forth herein, no modifications have been made to information contained in the Original Filing, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original Filing.

Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The historical consolidated financial statements of Skout for the years ended December 31, 2015 and 2014, including the notes to such financial statements and the report of the independent auditor thereon, and the historical condensed consolidated financial statements as of September 30, 2016 (unaudited) and for the nine months ended September 30, 2016 and 2015 (unaudited) are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K/A.

(b) Pro-Forma Financial Information

Unaudited pro forma condensed combined financial statements as of September 30, 2016, for the year ended December 31, 2015 and the nine months ended September 30, 2016 and the notes related thereto, which reflect the acquisition of Skout, are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

(d) List of Exhibits

EXHIBIT NO.	DESCRIPTION

23.1	Consent of Baker Tilly Virchow Krause, LLP, independent auditors of Skout

99.1	The consolidated financial statements of Skout for the years ended December 31, 2015 and 2014

99.2	The condensed consolidated financial statements of Skout as of September 30, 2016 (unaudited) and December 31, 2015, and for the nine months ended September 30, 2016 and 2015 (unaudited)

99.3	Unaudited pro forma condensed combined financial statements as of September 30, 2016, for the year ended December 31, 2015 and the nine months ended September 30, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2016	MEETME, Inc.

	By:	/s/ Geoffrey Cook
Geoffrey Cook
Chief Executive Officer

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

23.1	Consent of Baker Tilly Virchow Krause, LLP, independent auditors of Skout

99.1	The consolidated financial statements of Skout for the years ended December 31, 2015 and 2014

99.2	The condensed consolidated financial statements of Skout as of September 30, 2016 (unaudited) and December 31, 2015, and for the nine months ended September 30, 2016 and 2015 (unaudited)

99.3	Unaudited pro forma condensed combined financial statements as of September 30, 2016, for the year ended December 31, 2015 and the nine months ended September 30, 2016

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